UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2018

TELIGENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (856) 697-1441

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 8, 2018, management of Teligent, Inc. (the “Company”), based on discussions with the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), concluded that a restatement of the unaudited interim condensed consolidated financial statements included in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, originally filed by the Company with the Securities and Exchange Commission on August 9, 2018, was required to correct an error in the Company’s accounting for the exchange agreements with certain holders of the 2019 Notes disclosed in footnote 6, “Debt”. The Company incorrectly overstated “Debt partial extinguishment of Convertible 3.75% Senior Notes” relating to the early and partial extinguishment of the 2019 Notes, thus incorrectly overstating both the Company’s non-cash interest expense and its second quarter net loss. In addition, the Company identified certain other less significant errors that are currently believed to be immaterial based on the guidelines set forth in Staff Accounting Bulleting No. 99 – Materiality but will also be recorded in the amended second quarter.

As disclosed on Form 8-K filed by the Company with the Securities and Exchange Commission on August 14, 2018, the Company disclosed a change in its independent registered public accounting firm from EisnerAmper LLP to Deloitte & Touche LLP. In concluding the Company’s unaudited interim condensed consolidated financial statements required restatement, the Company’s Management and Audit Committee discussed the errors disclosed in this Current Report on Form 8-K with their current independent registered public accounting firm, Deloitte & Touche LLP.

The Company’s unaudited interim condensed consolidated financial statements for the quarter ended June 30, 2018 will be restated to correctly account for the aforementioned errors by filing an amended Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2018. As a consequence, the Company anticipates a delay in the third quarter Form 10-Q filing and filed for an extension on November 12, 2018 by means of a Form 12b-25.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIGENT, INC.

Date: November 13, 2018	By:	/s/ Jason Grenfell-Gardner
		Name:	Jason Grenfell-Gardner
		Title:	Chief Executive Officer